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Exhibit 3.1

CERTIFICATE OF INCORPORATION

OF

JM CAPITAL CORPORATION

        FIRST:    The name of the corporation is JM Capital Corporation.

        SECOND:    The address of the corporation's registered office in the State of Delaware is No. 100 West Tenth Street in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

        THIRD:    The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

        FOURTH:    The total number of shares which the corporation shall have authority to issue is 1,000 shares of Capital Stock, and the par value of each of such shares is $1.00 per share.

        FIFTH:    The name and mailing address of the incorporator is Allen M. Terrell, Jr., Esquire, 4072 DuPont Building, P. O. Box 551, Wilmington, Delaware 19899.

        SIXTH:    The Board of Directors of the corporation is expressly authorized to make, alter or repeal by-laws of the corporation but the stockholders may make additional by-laws and may alter or repeal any by-laws whether adopted by them or otherwise.

        SEVENTH:    Elections of directors need not be by written ballot except and to the extent provided in the by-laws of the corporation.

        THE UNDERSIGNED incorporator hereby acknowledges that the foregoing Certificate of Incorporation is his act and deed and that the facts stated therein are true.

/s/ ALLEN M. TERRELL Allen M. Terrell, Jr.

STATE OF DELAWARE		)
	:		SS.
NEW CASTLE COUNTY		)

        BE IT REMEBERED that on this 22nd day of September, 1978, personally came before me, a Notary Public in and for the County and State aforesaid, Allen M. Terrell, Jr., the person who executed the foregoing Certificate of Incorporation, known to me personally to be such person, and acknowledged that the said Certificate was his act and deed and that the facts stated therein were true.

        IN WITNESS WHEREOF, I have hereunto set my hand and seal of office the day and year aforesaid.

[SEAL]	/s/ BARBARA A. WHEELER Notary Public

[LOGO]

State
of
DELAWARE

[GRAPHIC]

Office of SECRETARY OF STATE

        I, Glenn C. Kenton Secretary of State of the State of Delaware, do hereby certify that the above and foregoing is a true and correct copy of Certificate of Incorporation of the "JM Capital Corporation", as received and filed in this office the twenty-second day of September, A.D. 1978, at 2:15 o'clock P.M.

        In Testimony Whereof, I have hereunto set my hand and official seal at Dover this twenty-second day of September in the year of our Lord one thousand nine hundred and seventy-eight.

[SEAL]	/s/ GLENN C. KENTON Glenn C. Kenton, Secretary of State
/s/ [ILLEGIBLE]

No.	Shares

Incorporated under the Laws of the State of Delaware

JM CAPITAL CORPORATION

The Corporation is Authorized to Issue 1,000 Shares of Common Stock
Par Value $1.00 Each

This Certifies that                                                 is the owner of                                                 fully paid and non-assessable Shares, par value $1.00 each, of the Common Stock of

JM CAPITAL CORPORATION

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

        Witness the seal of the Corporation and the signatures of its duly authorized officers.

        Dated

SPECIMEN

Secretary Treasurer	Vice-President President

[ILLEGIBLE]

[GRAPHIC]

Certificate No. _____1_______
For ____100________ Shares Issued to Johns-Manville Corporation	From whom transferred _________________________ Dated _____________ 19____	Received Certificate No____ for ________________ Shares this ___ day of _______ 19___
No Original \ No Original \ No of Shares Certificate Shares Transferred

CERTIFICATE OF MERGER

OF

Olinkraft, Inc.

INTO

JM Capital Corporation

The undersigned corporations
DO HEREBY CERTIFY:

        First:    That the names and states of incorporation of each of the constituent corporations of the merger are as follows:

Name	State of Incorporation
Olinkraft, Inc.	Delaware
JM Capital Corporation	Delaware

        Second:    That an Agreement and Plan of Merger between the parties to the merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations and is in accordance with the requirements of subsection (c) of Section 251 of the General Corporation Law of the State of Delaware.

        Third:    That the name of the surviving corporation is JM Capital Corporation, a Delaware corporation, whose name is being changed to Olinkraft, Inc.

        Fourth:    That Article FIRST of the Certificate of Incorporation of JM Capital Corporation shall be amended to read as follows:

        The name of the corporation is Olinkraft, Inc.

        Fifth:    That the Agreement and Plan of Merger is on file at the principal place of business of the surviving corporation. The address of said principal place of business is Olinkraft, Inc., Jonesboro Road, West Monroe, Louisiana 71291.

        Sixth:    That a copy of the Agreement and Plan of Merger will be furnished on request and without cost to any stockholder of any constituent corporation.

        Seventh:    That attached hereto are the following: (i) as Exhibit A, a certified copy of resolutions of the Board of Directors of Olinkraft, Inc., relating to this merger; (ii) as Exhibit B, a certified copy of the resolution of stockholders of Olinkraft, Inc., relating to this merger; (iii) as Exhibit C, a certified copy of the consent of the Board of Directors of JM Capital Corporation, relating to this merger; (iv) as Exhibit D, a certified copy of the consent of the sole shareholder of JM Capital Corporation, relating to this merger; (v) as Exhibit E, a certificate of incumbency of the officers executing this Certificate of Merger on behalf of Olinkraft, Inc.; (vi) as Exhibit F, a certificate of incumbency of the officers executing this Certificate of Merger on behalf of JM Capital Corporation; and (vii) as Exhibit G, the Agreement and Plan of Merger.

        Eighth:    That this Certificate of Merger shall be effective at 11:59 p.m. on the date of filing of this Certificate of Merger.

Dated: January 19, 1979		JM Capital Corporation
		By	/s/ RICHARD VON WALD Richard Von Wald, Vice President
[SEAL]
ATTEST:
By	/s/ ROBERT A. BOARDMAN Robert Boardman, Assistant Secretary
Olinkraft, Inc.
		By	/s/ C. R. BROWN C. R. Brown, Vice President
[SEAL]
ATTEST:
By	/s/ A. W. HARRIS A. W. Harris, Jr., Secretary

ACTION WITHOUT MEETING OF THE BOARD
OF DIRECTORS OF OLINKRAFT, INC.

        The undersigned, being all of the Directors of Olinkraft, Inc. do hereby adopt the following resolution by action without meeting pursuant to Section (141)f of the Delaware General Corporation Law:

RESOLVED,	that the Certificate of Incorporation of Olinkraft, Inc. be amended by changing the first Article thereof so that, as amended, said Article shall be and read as follows:
"ARTICLE ONE. The name of the Corporation is Manville Forest Products Corporation."
RESOLVED,
that the said Application be submitted for approval by the sole Stockholder and upon obtaining the approval of the sole Stockholder of the Corporation, the appropriate officers of the Corporation are hereby instructed to file an Application to Amend the Articles of Incorporation to effect such name change with the Secretary of State of the State of Delaware and the states in which Olinkraft is qualified to do business.

        IN WITNESS WHEREOF we have hereunto set our hands as of the 24th day of April, 1980.

/s/ J. A. MCKINNEY J. A. McKinney
/s/ J. D. MULLENS J. D. Mullens
/s/ F. L. FUNDSACK F. L. Fundsack

OLINKRAFT, INC.

CONSENT OF STOCKHOLDER

April 24, 1980

        The undersigned holder of all the issued and outstanding shares of the above-named Corporation does hereby consent to the following action:

RESOLVED	that the Board of Directors and the appropriate officers of the Corporation be and they hereby are authorized and instructed to file an Application to Amend the Articles of Incorporation to change the name of the Corporation to "Manville Forest Products Corporation" with the Secretary of State of the State of Delaware and the states in which the Corporation is qualified to do business.

        IN WITNESS WHEREOF, Johns-Manville Corporation has caused this Consent of Stockholder to be executed in its corporate name this 24th day of April, 1980.

JOHNS-MANVILLE CORPORATION
	BY:	/s/ G. EARL PARKER Vice President
Attest:
/s/ ROBERT A. BOARDMAN Assistant Secretary

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

*******

        Olinkraft, Inc., a corporation organized and existing under and by virture of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY.

        FIRST:    That the Board of Directors of said corporation, by the unanimous written consent of its members filed with the minutes of the board, adopted a resolution proposing and declaring advisable the following amendment to the Certificate of Incorporation of said corporation:

  RESOLVED, that the Certificate of Incorporation of Olinkraft, Inc. be amended by changing the first Article thereof so that, as amended, said Article shall be and read as follows:

  "The name of the Corporation is Manville Forest Products Corporation".

        SECOND:    That in lieu of a meeting and vote of the sole stockholder, the stockholder has given unanimous written consent to said amendment in accordance with the provisions of section 228 of the General Corporation Law of the State of Delaware.

        THIRD:    That the aforesaid amendment was duly adopted in accordance with the applicable provisions of sections 242 and 228 of the General Corporation Law of the State of Delaware.

        IN WITNESS WHEREOF, said Olinkraft, Inc. has caused this certificate to be signed by G. EARL PARKER its Vice President and attested by ROBERT A. BOARDMAN its Assistant Secretary this 24 day of April, 1980.

OLINKRAFT, INC.
		By:	/s/ G. EARL PARKER Vice President
ATTEST:
By:	/s/ ROBERT A. BOARDMAN Assistant Secretary

ACTION WITHOUT MEETING
OF THE
BOARD OF DIRECTORS
OF
MANVILLE FOREST PRODUCTS CORPORATION
(the "Corporation")

        The undersigned, being all of the Directors of Manville Forest Products Corporation, a Delaware corporation, acting in accordance with Section 141 of the Delaware General Corporation Law, do hereby consent to, approve and adopt the following resolutions:

  RESOLVED, that the Certificate of Incorporation of Manville Forest Products Corporation be amended by changing Article FIRST so that, as amended, said Article shall be and read as follows:

  FIRST:    The name of the Corporation is Riverwood International Corporation.

  FURTHER RESOLVED, that said amendment be submitted for approval by the sole stockholder of the Company and upon obtaining such approval, the appropriate officers of the Company are hereby authorized and instructed to prepare and file a Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware and all other states in which Manville Forest Products Corporation is qualified to do business in order to effect such name change.

        Effective the 3rd day of June, 1991.

/s/ C. S. CLARK C. S. Clark	/s/ R. C. HART R. C. Hart
/s/ T. H. JOHNSON T. H. Johnson	/s/ F. R. MCCAULEY F. R. McCauley
/s/ W. I. MORROW W. I. Morrow	/s/ G. W. PICHON G. W. Pichon
/s/ R. G. SANCHES R. G. Sanches	/s/ W. T. STEPHENS W. T. Stephens
/s/ R. B. VON WALD R. B. Von Wald

MANVILLE FOREST PRODUCTS CORPORATION

CONSENT OF STOCKHOLDER

        The undersigned holder of all of the issued and outstanding shares of Manville Forest Products Corporation, a Delaware corporation, does hereby consent to and adopt the following resolutions:

  RESOLVED, that the Certificate of Incorporation of Manville Forest Products Corporation be amended by changing Article First so that, as amended, said Article shall be and read as follows:

  FIRST:    The name of the Corporation is Riverwood International Corporation.

  FURTHER RESOLVED, that the appropriate officers of the Company are hereby authorized and instructed to prepare and file a Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware and all other states in which Manville Forest Products Corporation is qualified to do business in order to effect such name change.

        Dated this 3rd of June, 1991.

MANVILLE NATURAL RESOURCES CORPORATION
By:	/s/ C. V. DRAPER C. V. Draper President

State of Delaware

[LOGO]

Office of Secretary of State

        I, MICHAEL HARKINS, SECRETARY OF STATE OF THE STATE OF DELAWARE DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF MANVILLE FOREST PRODUCTS CORPORATION FILED IN THIS OFFICE ON THE TENTH DAY OF JUNE, A.D. 1991, AT 12:30 O' CLOCK P.M.

* * * * * * * * * *

[SEAL]	/s/ MICHAEL HARKINS Michael Harkins, Secretary of State
	AUTHENTICATION:	*3874835
	DATE:	06/10/1991

CERTIFICATE OF AMENDMENT

OF THE

CERTIFICATE OF INCORPORATION

OF

MANVILLE FOREST PRODUCTS CORPORATION

        Manville Forest Products Corporation, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Company"), does hereby certify:

        FIRST:    The Board of Directors of the Company, by unanimous written action without a meeting, adopted the following resolutions proposing and declaring advisable the following amendment to the Company's Certificate of Incorporation:

  RESOLVED, that the Certificate of Incorporation of Manville Forest Products Corporation be amended by changing Article FIRST so that, as amended, said Article shall be and read as follows:

  FIRST:    The name of the Corporation is Riverwood International Corporation.

  FURTHER RESOLVED, that said amendment be submitted for approval by the sole stockholder of the Company and upon obtaining such approval, the appropriate officers of the Company are hereby authorized and instructed to prepare and file a Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware and all other states in which Manville Forest Products Corporation is qualified to do business in order to effect such name change.

        A copy of the foregoing resolutions, certified by the Secretary of the Company, is attached hereto and made a part hereof.

        SECOND:    The sole stockholder of the Company, Manville Natural Resources Corporation, by written action without a meeting, adopted the following resolutions approving the above mentioned proposed amendment to the Company's Certificate of Incorporation:

  RESOLVED, that the Certificate of Incorporation of Manville Forest Products Corporation be amended by changing Article FIRST so that, as amended, said Article shall be and read as follows:

  FIRST:    The name of the Corporation is Riverwood International Corporation.

  FURTHER RESOLVED, that the appropriate officers of the Company are hereby authorized and instructed to prepare and file a Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware and all other states in which Manville Forest Products Corporation is qualified to do business in order to effect such name change.

        A copy of the foregoing resolutions, certified by the Secretary of the Company, is attached hereto and made a part hereof.

        THIRD:    The aforesaid amendment was duly adopted in accordance with the applicable provisions of Section 242 of the General Corporation Law of the State of Delaware.

        IN WITNESS WHEREOF, Manville Forest Products Corporation has caused this Certificate of Amendment to be signed by Thomas H. Johnson, its President, and attested to by Richard B. Von Wald, its Secretary, this 3rd day of June, 1991.

		By	/s/ THOMAS H. JOHNSON Thomas H. Johnson, President
ATTEST:
By	/s/ RICHARD B. VON WALD Richard B. Von Wald, Secretary

STATE OF COLORADO

COUNTY OF DENVER

        BEFORE ME, the undersigned authority, personally came and appeared Thomas M. Johnson and Richard B. Von Wald, who after being duly sworn, did depose and state that they are the President and Secretary, respectively, of Manville Forest Products Corporation and that they executed the foregoing instrument for the purposes and considerations therein set forth as the free act and deed of Manville Forest Products Corporation.

/s/ THOMAS H. JOHNSON Thomas H. Johnson
/s/ RICHARD B. VON WALD Richard B. Von Wald

        SWORN TO AND SUBSCRIBED before me, this 3rd day of June, 1991.

/s/ [ILLEGIBLE] NOTARY PUBLIC My commission expires: June 22, 1994

2

MANVILLE FOREST PRODUCTS CORPORATION

RESOLUTIONS

  RESOLVED, that the Certificate of Incorporation of Manville Forest Products Corporation be amended by changing Article FIRST so that, as amended, said Article shall be and read as follows:

  FIRST:    The name of the Corporation is Riverwood International Corporation.

  FURTHER RESOLVED, that said amendment be submitted for approval by the sole stockholder of the Company and upon obtaining such approval, the appropriate officers of the Company are hereby authorized and instructed to prepare and file a Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware and all other states in which Manville Forest Products Corporation is qualified to do business in order to effect such name change.

CERTIFICATE

        I, Richard B. Von Wald, Secretary of Manville Forest Products Corporation, a Delaware corporation, hereby certify that the above and foregoing resolutions were duly adopted by Action Without Meeting signed by all of the directors of the corporation on June 3, 1991, and that said resolutions have not been rescinded or modified and remain in full force and effect.

        Witness my hand and the seal of the corporation given at Denver, Colorado, this 3rd day of June, 1991.

/s/ RICHARD B. VON WALD Richard B. Von Wald, Secretary

MANVILLE FOREST PRODUCTS CORPORATION

RESOLUTIONS

  RESOLVED, that the Certificate of Incorporation of Manville Forest Products Corporation be amended by changing Article First so that, as amended, said Article shall be and read as follows:

  FIRST:    The name of the Corporation is Riverwood International Corporation.

  FURTHER RESOLVED, that the appropriate officers of the Company are hereby authorized and instructed to prepare and file a Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware and all other states in which Manville Forest Products Corporation is qualified to do business in order to effect such name change.

CERTIFICATE

        I, Richard B. Von Wald, Secretary of Manville Forest Products Corporation, a Delaware corporation, hereby certify that the above and foregoing resolutions were duly adopted by Action Without Meeting signed by Manville Natural Resources Corporation, the sole stockholder of the corporation, on June 3, 1991, and that said resolutions have not been rescinded or modified and remain in full force and effect.

        Witness my hand and the seal of the corporation given at Denver, Colorado, this 3rd day of June, 1991.

/s/ RICHARD B. VON WALD Richard B. Von Wald, Secretary

CERTIFICATE

        I, Roger P. Twisselman, Secretary of Manville Natural Resources Corporation, a Delaware Corporation, hereby certify that C. V. Draper is the duly elected, qualified and acting President of Manville Natural Resources Corporation and is authorized to execute the above and foregoing consent of Stockholder on behalf of Manville Natural Resources Corporation.

        Witness my hand and the seal of the corporation given at Denver, Colorado, this 3rd day of June, 1991.

/s/ ROGER P. TWISSELMAN Roger P. Twisselman, Secretary

ACTION WITHOUT MEETING
OF THE
BOARD OF DIRECTORS
OF
RIVERWOOD INTERNATIONAL CORPORATION
(THE "CORPORATION")

        The undersigned, being all of the Directors of Riverwood International Corporation, a Delaware corporation, acting in accordance with Section 141 of the Delaware General Corporation Law, do hereby consent to, approve and adopt the following resolutions:

RESOLVED	that the Certificate of Incorporation of Riverwood International Corporation be amended by changing Article FIRST so that, as amended, said Article shall be and read as follows:
FIRST:	The name of the Corporation is Riverwood International USA, Inc.
FURTHER RESOLVED
that the appropriate officers of the Company are hereby authorized and instructed to prepare and file a Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware and all other states in which Riverwood International Corporation is qualified to do business in order to effect such name change.

        Effective the 23rd day of March, 1992.

/s/ R. E. COLE R. E. Cole
/s/ T. H. JOHNSON T. H. Johnson
/s/ W. T. STEPHENS W. T. Stephens
/s/ R. B. VON WALD R. B. Von Wald

CERTIFICATE OF AMENDMENT

OF THE

CERTIFICATE OF INCORPORATION

OF

RIVERWOOD INTERNATIONAL CORPORATION

        Riverwood International Corporation, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Company"), does hereby certify:

        FIRST:    The Board of Directors of the Company, by unanimous written action without a meeting, adopted the following resolutions proposing and declaring advisable the following amendment to the Company's Certificate of Incorporation:

RESOLVED	that the Certificate of Incorporation of Riverwood International Corporation be amended by changing Article FIRST so that, as amended, said Article shall be and read as follows:
FIRST:	The name of the Corporation is Riverwood International USA, Inc.
FURTHER RESOLVED
that the appropriate officers of the Company are hereby authorized and instructed to prepare and file a certificate of Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware and all other states in which Riverwood International Corporation is qualified to do business in order to effect such name change.

        A copy of the foregoing resolutions, certified by the Assistant Secretary of the Company, is attached hereto and made a part hereof.

        SECOND:    The sole stockholder of the Company, Riverwood Natural Resources Corporation, acting pursuant to Section 228 of the Delaware Corporation Law, consented to and adopted the following resolutions authorizing the proposed amendment to the Company's Certificate of Incorporation:

RESOLVED	that the Certificate of Incorporation of Riverwood International Corporation be amended by changing Article FIRST so that, as amended, said Article shall be and read as follows:
FIRST:	The name of the Corporation is Riverwood International USA, Inc.
FURTHER RESOLVED
that the appropriate officers of the Company are hereby authorized and instructed to prepare and file a Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware and all other states in which Riverwood International Corporation is qualified to do business in order to effect such name change.

        A copy of the foregoing resolutions, certified by the Secretary of the Company, is attached hereto and made a part hereof.

        THIRD:    The aforesaid amendment was duly adopted in accordance with the applicable provisions of Section 242 of the General Corporation Law of the State of Delaware.

        IN WITNESS WHEREOF, Riverwood International Corporation has caused this Certificate of Amendment to be signed by W. I. Morrow, its Executive Vice President, and attested to by B. H. Chastain, its Assistant Secretary, this 24th day of March, 1992.

[SEAL]		By	/s/ W. I. MORROW W. I. Morrow Executive Vice President
ATTEST
By	/s/ B. H. CHASTAIN B. H. Chastain Assistant Secretary

STATE OF LOUISIANA

PARISH OF OUACHITA

        BEFORE ME, the undersigned authority, personally came and appeared W. I. Morrow and B. H. Chastain, who after being duly sworn, did depose and state that they are the Executive Vice President and Assistant Secretary, respectively, of Riverwood International Corporation and that they executed the foregoing instrument for the purposes and considerations therein set forth as the free act and deed of Riverwood International Corporation.

/s/ W. I. MORROW W. I. Morrow
/s/ B. H. CHASTAIN B. H. Chastain
[SEAL]

        SWORN TO AND SUBSCRIBED before me, this 29th day of March, 1992.

/s/ [ILLEGIBLE] NOTARY PUBLIC
My commission expires at death

RIVERWOOD INTERNATIONAL CORPORATION

RESOLUTIONS

RESOLVED	that the Certificate of Incorporation of Riverwood International Corporation be amended by changing Article FIRST so that, as amended, said Article shall be and read as follows:
FIRST:	The name of the Corporation is Riverwood International USA, Inc.
FURTHER RESOLVED
that the appropriate officers of the Company are hereby authorized and instructed to prepare and file a Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware and all other states in which Riverwood International Corporation is qualified to do business in order to effect such name change.

CERTIFICATE

        I, B. H. Chastain, Assistant Secretary of Riverwood International Corporation, a Delaware corporation, hereby certify that the above and foregoing resolutions were duly adopted by Action Without Meeting signed by all of the directors of the corporation on March 23, 1992, and that said resolutions have not been rescinded or modified and remain in full force and effect.

        Witness my hand and the seal of the corporation given at West Monroe, Louisiana, this 24th day of March, 1992.

[SEAL]	/s/ B. H. CHASTAIN B. H. Chastain, Assistant Secretary

RIVERWOOD INTERNATIONAL CORPORATION

RESOLUTIONS

RESOLVED	that the Certificate of Incorporation of Riverwood International Corporation be amended by changing Article FIRST so that, as amended, said Article shall be and read as follows:
FIRST:	The name of the Corporation is Riverwood International USA, Inc.
FURTHER RESOLVED
that the appropriate officers of the Company are hereby authorized and instructed to prepare and file a Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware and all other states in which Riverwood International Corporation is qualified to do business in order to effect such name change.

CERTIFICATE

        I, R. B. Von Wald, Secretary of Riverwood International Corporation, a Delaware corporation, hereby certify that the above and foregoing resolutions were duly adopted by Riverwood Natural Resources Corporation, the sole stockholder of Riverwood International Corporation (the "Company"), pursuant to Section 228 of the Delaware Corporation Law and that said resolutions have not been rescinded or modified and remain in full force and effect.

        Witness my hand and the seal of the corporation given at Denver, Colorado, this 24th day of March, 1992.

[SEAL]	/s/ R. B. VON WALD R. B. Von Wald, Secretary

CONSENT OF STOCKHOLDER

RIVERWOOD INTERNATIONAL CORPORATION

        The undersigned holder of all of the issued and outstanding shares of Riverwood International Corporation (the "Company"), a Delaware corporation, does hereby consent to and adopt the following resolutions:

RESOLVED	that the Certificate of Incorporation of Riverwood International Corporation be amended by changing Article FIRST so that, as amended, said Article shall be and read as follows:
FIRST:	The name of the Corporation is Riverwood International USA, Inc.
FURTHER RESOLVED
that the appropriate officers of the Company are hereby authorized and instructed to prepare and file a Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware and all other states in which Riverwood International Corporation is qualified to do business in order to effect such name change.

        The foregoing actions are taken and consent given pursuant to Section 228 of the Delaware General Corporation Law.

        Dated this 24th day of March, 1992.

RIVERWOOD NATURAL RESOURCES CORPORATION
By:	/s/ J. J. SPANGENBERG J. J. Spangenberg Vice President

CERTIFICATE

        I, R. B. Von Wald, Secretary of Riverwood Natural Resources Coporation, a Delaware corporation, hereby certify that J. J. Spangenberg is the duly elected, qualified and acting Vice President of Riverwood Natural Resources Corporation and is authorized to execute the above and foregoing consent of Stockholder on behalf of Riverwoood Natural Resources Corporation.

        Witness my hand and the seal of the corporation given at Denver, Colorado, this 24th day of March, 1992.

[SEAL]	/s/ R. B. VON WALD R. B. Von Wald, Secretary

STATE OF DELAWARE

[LOGO]

OFFICE OF SECRETARY OF STATE

        I, MICHAEL RATCHFORD, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "RIVERWOOD INTERNATIONAL CORPORATION" FILED IN THIS OFFICE ON THE TWENTY-FIFTH DAY OF MARCH, A.D. 1992, AT 1:45 O'CLOCK P.M.

* * * * * * * * * *

[SEAL] 722093097	/s/ MICHAEL RATCHFORD Michael Ratchford, Secretary of State AUTHENTICATION: * 3403640 DATE: 04/02/1992

State of Delaware	)
ss.
New Castle County	)

        I, PAULETTE SULLIVAN-MOORE Recorder of Deeds for New Castle County, Delaware, do hereby certify that Certified Copy of CERTIFICATE OF AMENDMENT OF "Riverwood International USA, Inc." FORMERLY: "Riverwood International Corporation"

was received for record in this office on March 31, 1992

and the same appears of record in the Recorder's Office for said County in

Record                Volume 1274                Page 478                Ec.

        Witness my hand and Official Seal, this Second day of April A.D. 1992

/s/ PAULETTE SULLIVAN-MOORE Recorder.

RIVERWOOD INTERNATIONAL CORPORATION

RESOLUTIONS

RESOLVED	that the Certificate of Incorporation of Riverwood International Corporation be amended by changing Article FIRST so that, as amended, said Article shall be and read as follows:
FIRST:	The name of the Corporation is Riverwood International USA, Inc.
FURTHER RESOLVED
that the appropriate officers of the Company are hereby authorized and instructed to prepare and file a Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware and all other states in which Riverwood International Corporation is qualified to do business in order to effect such name change.

CERTIFICATE

        I, B. H. Chastain, Assistant Secretary of Riverwood International Corporation, a Delaware corporation, hereby certify that the above and foregoing resolutions were duly adopted by Action Without Meeting signed by all of the directors of the corporation on March 23, 1992, and that said resolutions have not been rescinded or modified and remain in full force and effect.

        Witness my hand and the seal of the corporation given at West Monroe, Louisiana, this 24th day of March, 1992.

[SEAL]	/s/ B. H. CHASTAIN B. H. Chastain, Assistant Secretary

RIVERWOOD INTERNATIONAL CORPORATION

RESOLUTIONS

RESOLVED	that the Certificate of Incorporation of Riverwood International Corporation be amended by changing Article FIRST so that, as amended, said Article shall be and read as follows:
FIRST:	The name of the Corporation is Riverwood International USA, Inc.
FURTHER RESOLVED
that the appropriate officers of the Company are hereby authorized and instructed to prepare and file a Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware and all other states in which Riverwood International Corporation is qualified to do business in order to effect such name change.

CERTIFICATE

        I, R. B. Von Wald, Secretary of Riverwood International Corporation, a Delaware corporation, hereby certify that the above and foregoing resolutions were duly adopted by Riverwood Natural Resources corporation, the sole stockholder of Riverwood International Corporation (the "Company"), pursuant to Section 228 of the Delaware Corporations Law and that said resolutions have not been rescinded or modified and remain in full force and effect.

        Witness my hand and the seal of the corporation given at Denver, Colorado, this 24th day of March, 1992.

[SEAL]	/s/ R. B. VON WALD R. B. Von Wald, Secretary

CONSENT OF STOCKHOLDER

RIVERWOOD INTERNATIONAL CORPORATION

        The undersigned holder of all of the issued and outstanding shares of Riverwood International Corporation (the "Company"), a Delaware Corporation, does hereby consent to and adopt the following resolutions:

RESOLVED	that the Certificate of Incorporation of Riverwood International Corporation be amended by changing Article FIRST so that, as amended, said Article shall be and read as follows:
FIRST:	The name of the Corporation is Riverwood International USA, Inc.
FURTHER RESOLVED
that the appropriate officers of the Company are hereby authorized and instructed to prepare and file a Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware and all other states in which Riverwood International Corporation is qualified to do business in order to effect such name change.

        The foregoing actions are taken and consent given pursuant to Section 228 of the Delaware General Corporation Law.

        Dated this 24th day of March, 1992.

RIVERWOOD NATURAL RESOURCES CORPORATION
By:	/s/ J. J. SPANGENBERG J. J. Spangenberg Vice President

CERTIFICATE

        I, R. B. Von Wald, Secretary of Riverwood Natural Resources Corporation, a Delaware corporation, hereby certify that J. J. Spangenberg is the duly elected, qualified and acting Vice President of Riverwood Natural Resources Corporation and is authorized to execute the above and foregoing Consent of Stockholder on behalf of Riverwood Natural Resources Corporation.

        Witness my hand and the seal of the corporation given at Denver, Colorado, this 24th day of March, 1992.

[SEAL]	/s/ R. B. VON WALD R. B. Von Wald, Secretary

CERTIFICATE OF AMENDMENT

OF THE

CERTIFICATE OF INCORPORATION

OF

RIVERWOOD INTERNATIONAL CORPORATION

        Riverwood International Corporation, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Company"), does hereby certify:

        FIRST:    The Board of Directors of the Company, by unanimous written action without a meeting, adopted the following resolutions proposing and declaring advisable the following amendment to the Company's Certificate of Incorporation:

RESOLVED	that the Certificate of Incorporation of Riverwood International Corporation be amended by changing Article FIRST so that, as amended, said Article shall be and read as follows:
FIRST:	The name of the Corporation is Riverwood International USA, Inc.
FURTHER RESOLVED
that the appropriate officers of the Company are hereby authorized and instructed to prepare and file a Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware and all other states in which Riverwood International Corporation is qualified to do business in order to effect such name change.

        A copy of the foregoing resolutions, certified by the Assistant Secretary of the Company, is attached hereto and made a part hereof.

        SECOND:    The sole stockholder of the Company, Riverwood Natural Resources Corporation, acting pursuant to Section 228 of the Delaware Corporation Law, consented to and adopted the following resolutions authorizing the proposed amendment to the Company's Certificate of Incorporation:

RESOLVED	that the Certificate of Incorporation of Riverwood International Corporation be amended by changing Article FIRST so that, as amended, said Article shall be and read as follows:
FIRST:	The name of the Corporation is Riverwood International USA, Inc.
FURTHER RESOLVED
that the appropriate officers of the Company are hereby authorized and instructed to prepare and file a Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware and all other states in which Riverwood International Corporation is qualified to do business in order to effect such name change.

        A copy of the foregoing resolutions, certified by the Secretary of the Company, is attached hereto and made a part hereof.

        THIRD:    The aforesaid amendment was duly adopted in accordance with the applicable provisions of Section 242 of the General Corporation Law of the State of Delaware.

        IN WITNESS WHEREOF, Riverwood International Corporation has caused this Certificate of Amendment to be signed by W. I. Morrow, its Executive Vice President, and attested to by B.H.Chastain, its Assistant Secretary, this 24th day of March, 1992.

[SEAL]		By	/s/ W. I. MORROW W. I. Morrow Executive Vice President
ATTEST
By	/s/ B. H. CHASTAIN B. H. Chastain Assistant Secretary

2

STATE OF LOUISIANA

PARISH OF OUACHITA

        BEFORE ME, the undersigned authority, personally came and appeared W. I. Morrow and B. H. Chastain, who after being duly sworn, did depose and state that they are the Executive Vice President and Assistant Secretary, respectively, of Riverwood International Corporation and that they executed the foregoing instrument for the purposes and considerations therein set forth as the free act and deed of Riverwood International Corporation.

/s/ W. I. MORROW W. I. Morrow
/s/ B. H. CHASTAIN B. H. Chastain

        [SEAL]

        SWORN TO AND SUBSCRIBED before me, this 24th day of March, 1992.

/s/ [ILLEGIBLE] NOTARY PUBLIC
My commission expires at death

3

ACTION WITHOUT MEETING
OF THE
BOARD OF DIRECTORS
OF
RIVERWOOD INTERNATIONAL CORPORATION
(THE "CORPORATION")

        The undersigned, being all of the Directors of Riverwood International Corporation, a Delaware corporation, acting in accordance with Section 141 of the Delaware General Corporation Law, do hereby consent to, approve and adopt the following resolutions:

RESOLVED	that the Certificate of Incorporation of Riverwood International Corporation be amended by changing Article FIRST so that, as amended, said Article shall be and read as follows:
FIRST:	The name of the Corporation is Riverwood International USA, Inc.
FURTHER RESOLVED
that the appropriate officers of the Company are hereby authorized and instructed to prepare and file a Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware and all other states in which Riverwood International Corporation is qualified to do business in order to effect such name change.

        Effective the 23rd day of March, 1992.

/s/ R. E. COLE R. E. Cole
/s/ T. H. JOHNSON T. H. Johnson
/s/ W. T. STEPHENS W. T. Stephens
/s/ R. B. VON WALD R. B. Von Wald

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

RIVERWOOD INTERNATIONAL USA, INC.

Pursuant to Section 242 of the General
Corporation Law of the State of Delaware

        Riverwood International USA, Inc. (the "Corporation"), a corporation organized under the General Corporation Law of the State of Delaware (the "General Corporation Law") hereby certifies as follows:

        FIRST:    That the Board of Directors of the Corporation, by unanimous written consent, duly adopted a resolution setting forth the following proposed amendment to the Certificate of Incorporation of the Corporation and declaring such amendment to be advisable:

          1.     ARTICLE FIRST of the Certificate of Incorporation of the Corporation is hereby amended to change the name of the Corporation to "Riverwood International Corporation".

        SECOND:    That in lieu of a meeting and vote of the stockholders of the Corporation, the stockholders have by written consent, dated March 28, 1996, approved the adoption of the foregoing amendment in accordance with the provision of Section 228 of the General Corporation Law, and that such consent has been filed with the minutes of the proceedings of the stockholders of the Corporation.

        THIRD:    That the foregoing amendment of the Certificate of Incorporation was duly adopted pursuant to the applicable provisions of Sections 141, 228 and 242 of the General Corporation Law.

        IN WITNESS WHEREOF, the undersigned, being a duly authorized Vice President of the Corporation, for the purpose of amending the Certificate of Incorporation of the Corporation pursuant to Section 242 of the General Corporation Law of the State of Delaware, does make and file this Certificate, hereby declaring and certifying that the facts herein stated are true, and accordingly has hereunto set his hand, this 28th day of March, 1996.

RIVERWOOD INTERNATIONAL USA, INC.
/s/ J. STEVEN BEABOUT J. Steven Beabout Vice President

Delaware

The First State

        I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF MERGER, WHICH MERGES:

        "GRAPHIC PACKAGING INTERNATIONAL, INC.", A DELAWARE CORPORATION,

        WITH AND INTO "RIVERWOOD INTERNATIONAL CORPORATION" UNDER THE NAME OF "GRAPHIC PACKAGING INTERNATIONAL, INC.", A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, AS RECEIVED AND FILED IN THIS OFFICE THE EIGHTH DAY OF AUGUST, A.D. 2003, AT 10:10 O'CLOCK A.M.

        A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.

[SEAL]	/s/ HARRIET SMITH WINDSOR Harriet Smith Windsor, Secretary of State
AUTHENTICATION: 2572655
DATE: 08-08-03

State of Delaware Secretary of State Division of Corporations Delivered 10:04 AM 08/08/2003 FILED 10:10 AM 08/08/2003 SRV 030518312 - 0860372 FILE

CERTIFICATE OF MERGER
merging
GRAPHIC PACKAGING INTERNATIONAL, INC.

into

RIVERWOOD INTERNATIONAL CORPORATION

        Pursuant to Section 251 of the General Corporation Law of the State of Delaware (the "DGCL"), Riverwood International Corporation, a Delaware corporation (the "Corporation"), hereby certifies the following information relating to the merger (the "Merger") of Graphic Packaging International, Inc., a Delaware corporation ("GPII"), with and into the Corporation:

        1.     The names and jurisdictions of incorporation of each of the corporations constituent to the Merger are as follows:

Name	Jurisdiction
Riverwood International Corporation	Delaware
Graphic Packaging International, Inc.	Delaware

        2.     An Agreement and Plan of Merger, dated as of August 8, 2003, between the Corporation and GPII (the "Merger Agreement"), was entered into by the constituent companies and has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the requirements of Section 251 of the DGCL.

        3.     The surviving corporation is Riverwood International Corporation, which will continue its existence as said surviving corporation under the name Graphic Packaging International, Inc. upon the effective date of the Merger pursuant to the provisions of the laws of the State of Delaware.

        4.     Article FIRST of the Certificate of Incorporation of the Corporation shall be amended to read as follows:

        The name of the corporation is Graphic Packaging International, Inc.

        5.     The Merger shall be effective upon filing of this Certificate of Merger.

        6.     The executed Merger Agreement is on file at the principal place of business of the Corporation, which is located at 814 Livingston Court, Marietta, Georgia 30067.

        7.     A copy of the Merger Agreement will be furnished by the Corporation, on request and without cost, to any stockholder of the Corporation or any person holding an interest in GPII.

[Remainder of this page intentionally left blank.]

        IN WITNESS WHEREOF, this Certificate of Merger has been duly executed as of the 8th day of August, 2003, and is being filed in accordance with Section 103 of the DGCL by an authorized officer of the Corporation.

RIVERWOOD INTERNATIONAL CORPORATION
By:	/s/ EDWARD W. STROETZ, JR.
Name: Edward W. Stroetz, Jr. Title: Secretary

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  Exhibit 3.1